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                    U. S. SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 18, 1997



                             MIDLAND RESOURCES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Texas                         0-18836                          75-2286814
-------------------------------       --------------------         -----------------------
(State or other jurisdiction            (Commission                     (IRS Employer
   of incorporation)                    File Number)                   Identification No.)


         16701 Greenspoint Park Drive, Suite 200, Houston, Texas 77060
         -------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)


                                (281) 873-4828
              ---------------------------------------------------
              (Registrant's telephone number, including area code)

              [Exhibit Index on page 4. Total number of pages 5.]
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MIDLAND RESOURCES, INC.

ITEM 4.  Changes in Registrant's Certifying Accountant.
(a)
(i) On February 18, 1997 Midland Resources Inc. (the "Registrant"), dismissed Ernst & Young LLP as it auditors and engaged the Houston office of Grant Thornton LLP as its auditors to audit its 1996 financial statements.

(ii) Ernst & Young's reports on the 1994 and 1995 financial statements of the Registrant did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The decision to change accountants was approved by the board of directors.

(iv) There were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure during 1994 or 1995 and through the date of dismissal, which if it had not been resolved to the satisfaction of Ernst & Young would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

(v) During 1994 and 1995 and through the date of dismissal (each of the following A-D, a "reportable event"):

         (A) Ernst & Young has not advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist;

         (B) Ernst & Young has not advised the Registrant that information has come to Ernst & Young's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

         (C) Ernst & Young has not advised the Registrant of the need to expand significantly the scope of its audit, or that information has come to Ernst & Young's attention that if further investigated may: (i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements, or

         (D) Ernst & Young has not advised the Registrant that information has come to Ernst & Young's attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial





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statements covered by an audit report (including information that, unless resolved to Ernst & Young's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements).

(b) Attached hereto as Exhibit 16 is a letter from Ernst & Young LLP addressed to the Securities and Exchange Commission stating that it agrees with the above statements of the Registrant.

(c) Grant Thornton LLP was engaged effective February 18, 1997 to audit the Registrant's 1996 financial statements. During 1995 and 1996 and the subsequent interim period prior to engaging Grant Thornton LLP, neither the Registrant (nor someone on its behalf) consulted Grant Thornton LLP regarding
(i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Grant Thornton LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(iv) above and the instructions to Item 304 of Regulation S-K under the federal securities laws) or a reportable event (as defined in paragraph (a)(v)above).

ITEM 7. Financial Statements and Exhibits.

(c) Exhibits

         16. Letter from Ernst & Young LLP dated February 25, 1997 addressed to the Securities and Exchange Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            MIDLAND RESOURCES, INC.
                                  (Registrant)

                          By:  /s/  Deas H. Warley III
                      -----------------------------------
                               Deas H. Warley III
                      Chairman of the Board and President

DATED: February 25, 1997





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                               INDEX TO EXHIBITS

Exhibit No.                     Description                  Sequential Page No.

16               Letter from Ernst & Young LLP dated
                 February 25, 1997 addressed to the
                 Securities and Exchange Commission.                          6




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